SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
     ------------------------------------------------------------------------

                               SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

                            Filed by the Registrant  [ X ]
                  Filed by a Party other than the Registrant  [   ]

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement        [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials    [ ]  Soliciting Materials
     [ ]  Confidential, for use of the            Pursuant to Sec. 240.14a-11(c)
          Commission Only (as permitted           or Sec. 240.14a-12
          by Rule 14a-6(e)(2))

                           PARAMOUNT FINANCIAL CORPORATION
     ------------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)


     ------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement if other than Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]     No fee required.

     [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
             and 0-11.
             1)   Title of each class of securities to which transaction
                  applies:
                            -------------------------------

             2)   Aggregate number of securities to which transaction
                  applies:
                            -------------------------------

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

                  ------------------------------------------------

             4)   Proposed maximum aggregate value of transaction:
                                                                  -----------

             5)   Total fee paid:
                                 --------------------------

     [ ]     Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)   Amount Previously Paid:
                                         ---------------------------

             2)   Form, Schedule or Registration Statement No:
                                                              -------------

             3)   Filing Party:
                               -------------------------------
             4)   Date Filed:
                             ---------------------------------

     -------------------------------------------------------------------------

                           PARAMOUNT FINANCIAL CORPORATION
                                  ONE JERICHO PLAZA
                               JERICHO, NEW YORK 11753

                               -----------------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------------

                                     JUNE 4, 1997

                               ------------------------

     To the Stockholders of
       PARAMOUNT FINANCIAL CORPORATION:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Paramount Financial Corporation (the "Corporation") will be held at 10:00 a.m., local time, on June 4, 1997, at the 395 North Service Building in the Media Room -- Lower Level at 395 North Service Road, Melville, New York 11747, for the following purposes:

          1. To elect three directors of the Corporation to serve until the next annual meeting of stockholders and until the election and qualification of their respective successors;

          2. To vote upon a proposal to amend the Corporation's 1995 Stock Option Plan to increase the number of shares of the Corporation's Common Stock for which options may be granted under such Plan;

          3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Corporation for fiscal 1997; and

          4. To transact such other business as may properly come before the Annual Meeting.

          Only holders of record of the Corporation's Common Stock at the close of business on April 15, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

          A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996 is enclosed.

          YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOP PROVIDED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE ANNUAL MEETING. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE ANNUAL MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE GREATLY APPRECIATED.


                                        By Order of the Board of Directors


                                        GLENN NORTMAN,
                                        Secretary

     April 24, 1997

     =========================================================================
                    YOUR VOTE IS IMPORTANT.  TO VOTE YOUR SHARES,
                     PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED
                          PROXY AND MAIL IT PROMPTLY IN THE
                              ENCLOSED RETURN ENVELOPE.
     =========================================================================

                           PARAMOUNT FINANCIAL CORPORATION
                                  ONE JERICHO PLAZA
                               JERICHO, NEW YORK 11753

                               -----------------------

                                   PROXY STATEMENT

                              FOR THE ANNUAL MEETING OF
                               STOCKHOLDERS TO BE HELD
                                   ON JUNE 4, 1997

                               -----------------------

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Paramount Financial Corporation (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held at 10:00 a.m., local time, on June 4, 1997, at the 395 North Service Building in the Media Room -- Lower Level at 395 North Service Road, Melville, New York 11747, and any adjournment thereof. This Proxy Statement and the accompanying proxy, together with a copy of the Annual Report of the Corporation for the fiscal year ended December 31, 1996, including financial statements, are first being mailed or delivered to stockholders on or about April 25, 1997.

          If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted (1) for the election as directors of the nominees of the Board of Directors named below, (2) in favor of the proposal to amend the 1995 Stock Option Plan, (3) to ratify the appointment of Arthur Andersen LLP as the Corporation's independent auditors for fiscal 1997, and (4) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the Annual Meeting or any adjournment thereof. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Corporation, or by the vote of a stockholder cast in person at the Annual Meeting.

          Holders of record of the Corporation 's Common Stock on April 15, 1997 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of that date, there were 7,990,000 shares of Common Stock outstanding and entitled to vote, and a majority of these shares will constitute a quorum for the transaction of business at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting, including election of directors. Only votes cast "for" a motion constitute affirmative votes. Votes "withheld" or abstentions (including broker non-votes) are included in determining the existence of a quorum, but since they are not votes "for" a motion, they will have the same effect as negative votes or votes "against" such matters.

     SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

          The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of the Record Date, by (i) all persons known by the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director and nominee for director of the Corporation; (iii) each of the "named executive officers" as defined under the rules and regulations of the Securities Act of 1933, as amended; and (iv) all directors and executive officers of the Corporation as a group.

      NAME AND ADDRESS                 AMOUNT OF         PERCENT OF COMMON
      OF BENEFICIAL OWNER(1)      BENEFICIAL OWNERSHIP         STOCK
      -------------------         --------------------   -----------------

      Glenn Nortman . . . . . .        1,500,943               19.7%

      Jeffrey Nortman . . . . .        1,500,943               19.7

      Paul Vecker . . . . . . .          198,114                2.6

      All directors and
       executive officers as a
       group (3 persons)  . . .        3,200,000               42.0%
     _____________________
     (1) The address of each listed person is c/o Paramount Financial Corporation, One Jericho Plaza, Jericho, New York 11753.


                         PROPOSAL ONE:  ELECTION OF DIRECTORS

     GENERAL

          A board of three (3) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the persons named in the enclosed proxy will vote the proxies received by them for management's three (3) nominees named below, all of whom are presently directors of the Corporation. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Corporation is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the Corporation's next Annual Meeting of Stockholders or until his or her successor has been elected and qualified.

     VOTE REQUIRED

          The three (3) nominees for director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy shall be elected. Shares present in person at the Annual Meeting that are not voted for a particular nominee, and shares represented by proxy as to which authority to vote for such nominee is properly "withheld," will not be counted either "for" or "against" in determining a plurality for such nominee.

     NOMINEES

          The following information is supplied with respect to the nominees for election as directors of the Corporation:

      NAME               AGE    POSITION WITH THE CORPORATION
      ----               ---    -----------------------------

      Glenn Nortman      39     Co-Chief Executive Officer, Secretary and a
                                  Director

      Jeffrey Nortman    38     Co-Chief Executive Officer and a Director

      Paul Vecker        37     Senior Vice President, Chief Financial Officer,
                                  Treasurer and a Director


          Certain biographical information regarding each nominee for director is set forth below:

          Glenn Nortman is the Co-Chief Executive Officer, Secretary and a director of the Corporation. Prior to becoming Co-Chief Executive Officer, Mr. Nortman served as the Executive Vice President of the Corporation from June 1992. From 1987 to 1992, Mr. Nortman served as the National Accounts Manager for Pacificorp Capital, a wholly-owned computer leasing subsidiary of PacifiCorp, the public utility in Portland, Oregon. Prior to 1987, Mr. Nortman was a leading equipment trader for Thomas Nationwide Computer Corporation ("Thomas Nationwide"), which in 1987 was acquired by Pacificorp. Mr. Nortman is the brother of Jeffrey Nortman.

          Jeffrey Nortman is the Co-Chief Executive Officer and a director of the Corporation. Prior to becoming Co-Chief Executive Officer, Mr. Nortman served as the President and a director of the Corporation from its inception in July 1991. From 1987 to 1991, Mr. Nortman was the Manager of Peripheral Trading for Pacificorp Capital. Mr. Nortman is the brother of Glenn Nortman.

          Paul Vecker has been the Senior Vice President, Chief Financial Officer, Treasurer and a director of the Corporation since March 1993.
     From 1987 to 1993, Mr. Vecker was instrumental in founding and served as the Senior Vice President and Chief Financial Officer of COS Computer Systems Inc. ("COS"), a foreign controlled computer leasing and trading company. Prior to joining COS, Mr. Vecker was the Controller at Unilease Computer Corporation, a British owned computer leasing company. Mr. Vecker is a certified public accountant.

     MEETINGS OF THE BOARD

          Since the Corporation's Board of Directors is currently comprised of only Glenn Nortman, Jeffrey Nortman and Paul Vecker, each of whom is an executive officer of the Corporation and resident at the Corporation's executive offices, the Board of Directors effectively holds numerous formal and informal meetings every business day. Messrs. Nortman and Mr. Vecker keep each other continuously apprised of material corporate events and, to the extent required, meet formally to deliberate on issues. In addition to these meetings of the Board of Directors, the Board of Directors acted by unanimous written consent in lieu of meeting on two occasions in 1996.

          The Board of Directors does not have any committees.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Corporation does not currently have a compensation committee, and instead the entire Board of Directors of the Corporation, comprised of Glenn Nortman, Jeffrey Nortman and Paul Vecker, determined the levels of executive officer compensation during 1996. No executive officer of the Corporation had any relationship reportable under the Compensation Committee Interlock regulations during 1996.


               PROPOSAL TWO:  APPROVAL TO AMEND 1995 STOCK OPTION PLAN

     GENERAL

          The Board of Directors proposes that the Corporation's 1995 Stock Option Plan (the "Plan") be amended to increase the aggregate number of shares of Common Stock subject to issuance under the Plan by 750,000 shares, from 750,000 shares to 1,500,000 shares. As of the Record Date, there were 219,762 shares of Common Stock subject to issuance pursuant to outstanding options, and the Corporation had contractual obligations to issue options for an additional aggregate 390,000 shares of Common Stock to certain employees in the future to the extent such employees remain employed by the Corporation. To date, no executive officer or director of the Corporation has been granted options under the Plan.

          The closing sales price of the Corporation's Common Stock, as reported by the Nasdaq SmallCap Market, was $0.344 per share on April 21, 1997.

          The Board of Directors believes that, as a result of the Corporation's anticipated growth, it will be necessary to hire additional personnel. In view of these personnel needs, together with the Corporation's intentions, commencing in fiscal 1997, of utilizing options as a component of the remuneration paid to management, the Board of Directors is of the opinion that it is appropriate that stock options be available to attract and retain well qualified executive and other personnel and to furnish an additional incentive to those persons. Accordingly, the Board of Directors proposes to increase the number of shares of Common Stock available for issuance under the Plan by an additional 750,000 shares, from 750,000 shares to 1,500,000 shares.

          A detailed summary description of the Plan is set forth in Annex A to this Proxy Statement.

     REQUIRED AFFIRMATIVE VOTE

          The affirmative vote of a majority of votes cast at the Annual Meeting in person or by proxy is required to approve the amendment to the Plan. Since an abstention does not count as an affirmative vote cast, it has the same effect as a vote "against" this proposal.

     RECOMMENDATION

          THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE PLAN.


     PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     GENERAL

          The Board of Directors has selected Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 1997 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Corporation and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

          Arthur Andersen LLP has audited the Corporation's financial statements annually since 1994. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     REQUIRED AFFIRMATIVE VOTE

          The affirmative vote of a majority of votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of independent auditors. Since an abstention does not count as an affirmative vote cast, it has the same effect as a vote "against" this proposal.

     RECOMMENDATION

          THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                       EXECUTIVE COMPENSATION AND OTHER MATTERS

     EXECUTIVE COMPENSATION

          The following table summarizes all compensation earned by or paid to the Corporation's Co-Chief Executive Officers and each of the Corporation's other executive officers whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Corporation during the fiscal year ended December 31, 1996 (collectively, the "named executive officers"), for services rendered in all capacities during the fiscal years ended December 31, 1996, 1995 and 1994.

                              SUMMARY COMPENSATION TABLE


                                           ANNUAL COMPENSATION
                                ----------------------------------------
     NAME AND                    FISCAL                       ALL OTHER
     PRINCIPAL POSITION           YEAR   SALARY     BONUS   COMPENSATION
     ------------------          ------  ------     -----   ------------

     Glenn Nortman . . . . . .    1996  $297,900      -    $  35,300(1)
      Co-Chief Executive Officer  1995   250,000      -      422,500(2)
                                  1994   250,000      -      232,244(3)

     Jeffrey Nortman . . . . .    1996  $297,900      -    $  35,300(1)
      Co-Chief Executive Officer  1995   270,000      -      422,500(2)
                                  1994   270,000      -      232,038(3)

     Paul Vecker . . . . . . .    1996  $184,200      -         -
      Senior Vice President and   1995   165,000      -    $  32,800(4)
      Chief Financial Officer     1994   156,000   $17,000      -

     _______________

     (1) Represents payments of approximately $18,000 for automobile expenses, $11,300 for country club dues, and $6,000 for split-dollar life insurance premiums.

     (2) Represents payments of approximately $18,000 for automobile expenses, $11,300 for country club dues, and $6,100 for life insurance premiums, an S-Corp dividend of approximately $125,000, and approximately $262,100 for the payment of Federal, state and local taxes.

     (3) Represents payments of approximately $14,900 for automobile expenses, $11,300 for country club dues, $6,100 for life insurance premiums, and $199,900 for the payment of Federal, state and local income taxes.

     (4)  Represents payments for Federal, state and local taxes.

               All directors of the Corporation are reimbursed for all reasonable expenses incurred by them in acting as a director or as a member of any committee of the Board of Directors.

     EMPLOYMENT AGREEMENTS

          Messrs. Glenn and Jeffrey Nortman and Mr. Vecker have employment agreements with the Corporation described below. Each of these employment agreements terminate on January 21, 1999.

          The Corporation's employment agreements with Messrs. Nortman provide for an annual base salary of $300,000 for the first year of the term. The Nortmans' base salaries rise to $330,000 each in the second year of the term, and will be set by the Board of Directors for the third year of the term (at a rate no less than $330,000). As part of their compensation package, Messrs. Nortman receive the use of an automobile and certain other fringe benefits commensurate with their duties and responsibilities. In addition, Messrs. Nortman will be entitled to receive a severance payment equal to 2.99 times their respective five year average salary if, among other things, without their consent, their duties, responsibilities or position are materially diminished, if there is any material breach of their employment agreements by the Corporation at any time during the term thereof of if the Corporation experiences a "Change of Control" (as defined).

          The Corporation's employment agreement with Mr. Paul Vecker provides for an annual base salary of $185,000 for the first year of its term and $203,500 for the second year. The base salary for the third year of the term will be set by the Board of Directors (at a rate no less than $203,500). Mr. Vecker's agreement also provides for the use of an automobile and other fringe benefits commensurate with his duties and responsibilities. In addition, Mr. Vecker will be entitled to receive a severance payment equal to 1.5 times his five year average salary if, among other things, without Mr. Vecker's consent, his duties, responsibilities or position is materially diminished, if there is any material breach of the employment agreement by the Corporation at any time during the term thereof or if the Corporation experiences a "Change of Control" (as defined).

     KEY-MAN AND SPLIT-DOLLAR LIFE INSURANCE

          The Corporation maintains key-man/split-dollar life insurance policies on the lives of each of Glenn and Jeffrey Nortman. The death benefits under these policies are allocated $1,000,000 towards the key-man component and $4,000,000 towards the split-dollar component. The Corporation also maintains a $1,000,000 split-dollar life insurance policy on the life of Paul Vecker.

     DIRECTOR OPTION PLAN

          On October 1, 1995, the Board of Directors of the Corporation adopted, and the Corporation's stockholders approved, the Corporation's 1995 Director Option Plan (the "Director Plan"), pursuant to which 50,000 shares of Common Stock of the Corporation were reserved for issuance upon the exercise of options granted to non-employee directors of the Corporation. The purpose of the Director Plan is to encourage ownership of the Corporation's Common Stock by non-employee directors of the Corporation whose initial retention and then continued services are considered essential to the Corporation's future and to provide them with a further incentive to remain as directors of the Corporation. As of the Record Date, no such options have been granted and the Corporation does not have any non-employee directors. However, the Corporation believes that the Director Plan will encourage, in the future, retaining non-employee directors.

          The Directors Plan is administered by the Board of Directors. Directors of the Corporation who are not employees of the Corporation or any subsidiary of the Corporation are eligible to participate in the Plan. The Director Plan expires in August 2005. The Board of Directors may award, alter or discontinue the Director Plan, subject to certain limitations.

          Under the Director Plan, an eligible director of the Corporation will, after having served as a director for one year, automatically receive non-qualified stock options to purchase 2,000 shares of Common Stock per annum at an exercise price equal to the fair market value of such shares at the time of grant of such option. Each such option is immediately exercisable for a period of 10 years from the date of grant but generally may not be exercised more than 90 days after the date an optionee ceases to serve as a director of the Corporation. Options granted under the Director Plan are not transferable by the optionee other than by will, laws of descent and distribution or as required by law.

          Common Stock may be purchased from the Corporation upon the exercise of an option by payment in cash or cash equivalent, through the delivery of shares of Common Stock having a fair market value equal to the cash exercise price of the option, or any combination of the above, subject to the discretion of the Board of Directors.

     BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

          The Corporation does not currently have a compensation committee, and instead the entire Board of Directors of the Corporation, comprised of Glenn Nortman, Jeffrey Nortman and Paul Vecker, make determinations regarding the levels of executive compensation. Currently, Messrs. Nortman and Mr. Vecker are the only executive officers of the Corporation.

          In 1996, the only compensation paid to the Corporation's executive officers was as set forth in each of Messrs. Nortman's and Mr. Vecker's respective employment agreements. Insofar as the 1996 levels of compensation for all of the Corporation's executive officers (including those of Messrs. Nortman, the Corporation's Co-Chief Executive Officers) was limited to the base salaries (and other compensation) established in the executives' employment agreements, the Board of Directors in 1996 did not determine the levels of such executives' compensation. The Board of Directors continues to believe, however, that the base salaries set forth in these employment agreements are appropriate in light of each executive's level of responsibilities, individual performance and time in position, as well as in relation to the Corporation's overall financial circumstances and performance during 1996.

          With respect to 1997, the Board of Directors has determined to potentially award both commission-based and stock option-based compensation to its executives, in both cases in conformity with the policies and procedures set forth below. The Board's determination to potentially award such additional compensation is based upon its belief that it is in the Corporation's best interests to provide incentives to its executives to realize the Corporation's overall strategies and objectives and to compensate them to the extent that such strategies and objectives are met.

          Potential Commission-Based Compensation. The Board of Directors believes that, in appropriate instances, commission-based compensation can be an effective means of providing incentive to its executives. The Board of Directors intends to look at numerous factors in determining in which circumstances to award commission-based compensation, which factors will include the extent of the executive's role in bringing a transaction to the Corporation and in closing the transaction, the profitability to the Corporation of the transaction and the perceived long-term benefits of the transaction to the Corporation's overall strategies and objectives. In this regard, the Board of Directors does not currently intend to establish minimum performance levels or other pre-determined benchmarks for the award of commission-based compensation, but instead plans to review each circumstance on its own merits to determine the level, if any, of commission-based compensation which the Corporation will pay.

          Potential Stock-Option Based Compensation. Consistent with the purposes of the Corporation's 1995 Stock Option Plan of ensuring the retention of existing executive personnel and providing additional incentive to such personnel by permitting such individuals to increase their ownership interest in the Corporation (among the other purposes of this Plan), the Board of Directors has determined to commence issuing options to its executive officers. Initially, the Board of Directors has determined to established a flexible formula to determine the number of stock options to be granted to its executive officers. Pursuant to this formula, an executive officer would receive a base number of options equal to one share of Common Stock for every $100.00 of such officer's annual base salary. In order to permit the Board of Directors to most accurately reward stock options, the formula then requires that the base number of options be subject to a "merit multiplier," the size of which will depend upon the overall performance of the Corporation during the year in question, the executive's performance in that year and other factors.




                                  BOARD OF DIRECTORS
                                  ------------------
                                    Glenn Nortman
                                   Jeffrey Nortman
                                     Paul Vecker

     PERFORMANCE GRAPH

          Displayed below is a graph which compares the cumulative total stockholder returns (including reinvestment of dividends) from the period from January 23, 1996 (the date the Corporation became a public company) through December 31, 1996 on an investment of $100 in (i) the Corporation's Common Stock, (ii) the Russell 2000 Index (an index of small capitalization companies), and (iii) the NASDAQ Non-Financial Index (an index of all NASDAQ-traded companies, excluding financial companies). Stockholders are advised that historical results are not necessarily indicative of future performance.


                                      January 23, 1996    December 31, 1996
                                      ----------------    -----------------


     The Corporation . . . . . . . .        100                   19

     Russell 2000 Index  . . . . . .        100                  116

     NASDAQ Non-Financial Index  . .        100                  128



     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the Nasdaq Stock Market reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation and to furnish the Corporation with copies of all Section 16(a) forms they file.

          Based on a review of the copies of such reports furnished to the Corporation, the Corporation believes that, during the 1996 fiscal year, all filing requirements applicable to its executive officers, directors and greater than 10% stockholders were complied with.


                              1998 STOCKHOLDER PROPOSALS

          In order for stockholder proposals for the 1998 Annual Meeting of Stockholders to be eligible for inclusion in the Corporation's 1998 Proxy Statement, they must be received by the Corporation at its principal executive offices One Jericho Plaza, Jericho, New York 11753 (Attn:
     Secretary), prior to December 23, 1997. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the Corporation's 1998 Proxy Statement for the Annual Meeting.

                                    OTHER MATTERS

          The Board of Directors does not know of any other matters that are to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy on behalf of the stockholders they represent in accordance with their best judgment.


                               SOLICITATION OF PROXIES

          Proxies are being solicited by and on behalf of the Board of Directors. The Corporation will bear the costs of preparing and mailing the proxy materials to its stockholders in connection with the Annual Meeting. The Corporation will solicit proxies by mail and the directors and certain officers and employees of the Corporation may solicit proxies personally or by telephone or telegraph. These persons will receive no additional compensation for such services but will be reimbursed for reasonable out-of-pocket expenses. The Corporation also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto.

          THE CORPORATION SHALL PROVIDE, WITHOUT CHARGE, TO ANY STOCKHOLDER, UPON THE WRITTEN REQUEST THEREFOR, ADDITIONAL COPIES OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996.
     ANY SUCH REQUEST SHALL BE DIRECTED TO PARAMOUNT FINANCIAL CORPORATION,
     ATTENTION:  PAUL VECKER, CHIEF FINANCIAL OFFICER, AT THE FOLLOWING ADDRESS:
     ONE JERICHO PLAZA, JERICHO, NEW YORK 11753.



                                                  GLENN NORTMAN,
                                                  Secretary

     April 24, 1997

                                                                     ANNEX A
                                                                     -------

                                1995 STOCK OPTION PLAN

          As of August 28, 1995, the Board of Directors adopted and the Corporation's stockholders approved the 1995 Stock Option Plan for all senior executive officers, key employees and consultants of the Corporation pursuant to which 750,000 shares of Common Stock were reserved for issuance. As of the Record Date, there were 219,762 shares of Common Stock subject to issuance pursuant to outstanding options, and the Corporation had contractual obligations to issue options for an additional aggregate 390,000 shares of Common Stock to certain employees in the future to the extent such employees remain employed by the Corporation. Options granted under the 1995 Stock Option Plan, which expires in August 2005, may be either incentive stock options ("ISOs"), which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options ("NSOs"). The purposes of the 1995 Stock Option Plan are to ensure the retention of existing executive personnel, key employees, directors, consultants and advisors and to provide additional incentive by permitting such individuals to participate in the ownership of the Corporation, and the criteria to be utilized by the Board of Directors or the committee in granting options pursuant to the 1995 Stock Option Plan will be consistent with these purposes.

          Under the 1995 Stock Option Plan, the Board of Directors (or a designated committee thereof) may grant (i) ISOs at an exercise price per share which is not less than the fair market value of a share of Common Stock on the date on which such ISOs are granted (and not less than 110% of the fair market value in the case of any optionee who beneficially owns more than 10% of the total combined voting power of the Corporation), and
     (ii) NSOs at an exercise price per share which is determined by the Board of Directors (and which may be less than the fair market value of a share of Common Stock on the date on which such NSOs are granted). The 1995 Stock Option Plan further provides that the maximum period in which options may be exercised will be determined by the Board of Directors (or a designated committee thereof), except that ISOs may not be exercised after the expiration of ten years from the date the ISOs were initially granted (and five years in the case of any optionee who beneficially owns more than 10% of the total combined voting power of the Corporation). To the extent that the aggregate fair market value, as of the date of grant, of the shares of which an ISO become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such ISO which is in excess of the $100,000 limitation will be treated as an NSO. Options granted under the 1995 Stock Option Plan to officers, directors or employees of the Corporation may be exercised only while the optionee is employed or retained by the Corporation or within 90 days of the date of termination of the employment relationship or directorship, unless such termination is for cause or attributable to certain other reasons, in which events options will expire immediately upon termination. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within 12 months of the date of termination of the employment relationship or directorship. Any option granted under the 1995 Stock Option Plan will be nontransferable, except by will or by the laws of descent and distribution, and may be exercised upon payment of the option price in cash, a cash equivalent, Common Stock or any other form of consideration which is acceptable to the Board of Directors.

          Options may be granted only to such employees, officers and directors of, and consultants and advisors to, the Corporation or any subsidiary of the Corporation as the Board of Directors or the committee shall select from time to time in its sole discretion, provided that only employees of the Corporation or a subsidiary of the Corporation shall be eligible to receive ISOs. The number of consultants and advisors to the Corporation eligible to receive grants under the Plan is not determinable. The Board of Directors or the committee will, in its discretion, determine (subject to the terms of the 1995 Stock Option Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option, whether the options are ISOs or NSOs, and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors deemed relevant in accomplishing the purposes of the 1995 Stock Option Plan.

          The Board of Directors may amend or terminate the 1995 Stock Option Plan, except that stockholder approval is required to effect a change so as to increase the aggregate number of shares that may be issued under the 1995 Stock Option Plan (unless adjusted to reflect such changes as a result of a stock dividend, stock split, recapitalization, merger or consolidation of the Corporation), to modify the requirements as to eligibility to receive options, to increase materially the benefits accruing to participants or as otherwise may be required by the Exchange Act or Section 422 of the Code. No action taken by the Board may materially and adversely affect any outstanding option grant without the consent of the optionee.

          Under the current tax law, there are no Federal income tax consequences to either the employee or the Corporation on the grant of NSOs if granted under the terms set forth in the 1995 Stock Option Plan. Upon exercise of an NSO, the excess of the fair market value of the shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary income to the optionee in the year it is exercised and is deductible by the Corporation as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the shares are subject to vesting restrictions conditioned on future employment or the holder is subject to the short-swing profits liability restrictions of Section 16(b) of the Exchange Act (i.e., is an executive officer, director or 10% stockholder of the Corporation), then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under Section 83(b) of the Code to report such income currently without regard to such restrictions. The optionee's basis in the shares will be equal to the fair market value on the date taxation is imposed and the holding period commences on such date.

          ISO holders incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Corporation from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an ISO will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Corporation for Federal income tax purposes in connection with the grant or exercise of such option.

          If the holder of shares acquired through exercise of an ISO sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Corporation in the year of the Disqualifying Disposition.

          At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an ISO), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period. The holding period for long-term capital gain or loss treatment is more than one year.

          The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the 1995 Stock Option Plan. For instance, the treatment of options under state and local tax laws, which is not described above, may differ from the treatment for Federal income tax purposes.

                                                           APPENDIX TO
                                                           PROXY STATEMENT


                           PARAMOUNT FINANCIAL CORPORATION

                                1995 STOCK OPTION PLAN


          1.   PURPOSE.
               -------

                    The purpose of this plan (the "Plan") is to secure for PARAMOUNT FINANCIAL CORPORATION (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

          2.   TYPE OF OPTIONS AND ADMINISTRATION.
               ----------------------------------

                    (a)  Types of Options.  Options granted pursuant to the
                         ----------------
          Plan shall be authorized by action of the Board of Directors (the "Board") of the Company (or a committee designated by the Board) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

                    (b)  Administration.  The Plan will be administered by
                         --------------
          the Board or by a committee (the "Committee") appointed by the Board of Directors of the Company, in each case whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. If the Board determines to create a Committee to administer the Plan, the delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Board or Committee may in its sole discretion grant options to purchase shares of the Company's Common Stock, $0.01 par value per share ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan. The Board or Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical; and to make all other determinations in the judgment of the Board or Committee necessary or desirable for the administration of the Plan. The Board or Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

                    (c)  Applicability of Rule 16b-3.  Those provisions of
                         ---------------------------
          the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, subject to the second sentence of Section 3(b)(i), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

          3.   ELIGIBILITY.
               -----------

                    (a)  General.  Options may be granted to persons who
                         -------
          are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company or any subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code (collectively, "Participants"), provided, that Incentive Stock
                                          --------
          Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board or Committee shall so determine.

                    (b)  Grant of Options to Reporting Persons.
                         -------------------------------------

                         (i)  To the extent that grants of options
          hereunder are made in accordance with subparagraph (ii) below, it is the intent that such grants shall satisfy Rule 16b-3(c) of the Exchange Act as exempt grants to Reporting Persons under Section 16(b) of the Exchange Act. In all other cases, grants of options hereunder to Reporting Persons are intended to be subject to
          Section 16(b) of the Exchange Act.

                         (ii) To qualify as an exempt grant under Section 16(b) of the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (A) by the Board, of which all members shall be "disinterested persons" (as hereinafter defined), or (B) by a committee consisting of two or more directors having full authority to act in the matter, each of whom shall be a "disinterested person". For the purposes of the Plan, a director shall be deemed to be a "disinterested person" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

                         (iii) If the grant of an option hereunder is not made in accordance with Section 3(b)(ii), then the granting of options to officers and directors who are Reporting Persons under the Plan shall not be determined in accordance with Section 3(b)(ii), but shall be determined in accordance with the other provisions of the Plan; and the grant of any such option shall be subject to Section 16(b) of the Exchange Act.

          4.   STOCK SUBJECT TO PLAN.
               ---------------------

                    The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 750,000. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

          5.   FORMS OF OPTION AGREEMENTS.
               --------------------------

                    As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board. Such option agreements may differ among recipients.

          6.   PURCHASE PRICE.
               --------------

                    (a)  General.  The purchase price per share of stock
                         -------
          deliverable upon the exercise of an option shall be determined by the Board or the Committee at the time of grant of such option, provided, however, that in the case of an Incentive Stock Option,
          --------  -------
          the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including The Nasdaq SmallCap Market or The Nasdaq National Market) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

                    (b)  Payment of Purchase Price.  Options granted under
                         -------------------------
          the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

          7.   EXERCISE OPTION PERIOD.
               ----------------------

                    Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board or the Committee and set forth in the applicable option agreement, provided, that such date shall not
                                       --------
          be later than ten (10) years after the date on which the option is granted.

          8.   EXERCISE OF OPTIONS.
               -------------------

                    Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

          9.   NONTRANSFERABILITY OF OPTIONS.
               -----------------------------

                    No option granted under this Plan shall be assignable or otherwise transferable by the optionee, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three (3) month period following the date of termination of such employment, his option shall thereafter be exercisable within a period of one (1) year after the date of death (or within such lesser period specified in the applicable option agreement), by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

          10.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.
               ---------------------------------------------------------

                    Except as provided in Section 11(d) with respect to Incentive Stock Options and except as otherwise determined by the Board or Committee at the date of grant of an option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee but in no event later than the expiration date of the option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

          11.  INCENTIVE STOCK OPTIONS.
               -----------------------

                    Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                    (a)  Express Designation.  All Incentive Stock Options
                         -------------------
          granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

                    (b)  10% Shareholder.  If any employee to whom an
                         ---------------
          Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
          Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                      (i) the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

                     (ii) the option exercise period shall not exceed five (5) years from the date of grant.

                    (c)  Dollar Limitation.  For so long as the Code shall
                         -----------------
          so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

                    (d)  Termination of Employment, Death or Disability.
                         ----------------------------------------------
          No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                      (i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three (3) month period shall be treated as the exercise of a non-statutory option under the Plan,

                     (ii) if the optionee dies while in the employ of the Company, or within three (3) months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement), and

                    (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

          For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

          12.  ADDITIONAL PROVISIONS.
               ---------------------

                    (a)  Additional Option Provisions.  The Board or the
                         ----------------------------
          Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses or to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board or the Committee, provided, that such additional provisions shall not be
                     --------
          inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                    (b)  Acceleration, Extension, Etc.  The Board or the
                         ----------------------------
          Committee may, in its sole discretion (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, provided, however that no such extension
                                 --------
          shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable to such option).

          13.  GENERAL RESTRICTIONS.
               --------------------

                    (a)  Investment Representations.  The Company may
                         --------------------------
          require any person to whom an option is granted, as a condition of exercising such option or award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock, including any "lock-up" or other restriction on transferability.

                    (b)  Compliance With Securities Law.  Each option shall
                         ------------------------------
          be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition, is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors or the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition,

          14.  RIGHTS AS A STOCKHOLDER.
               -----------------------

                    The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the effective date of exercise of such option and then only to the
          extent of the shares of Common Stock so purchased.   No
          adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          15.       ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS,
                    REORGANIZATIONS AND RELATED TRANSACTIONS.
                    ----------------------------------------

                    (a)  Recapitalizations and Related Transactions.  If,
                         ------------------------------------------
          through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then-outstanding options under the Plan, and (z) the price for each share subject to any then-outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fall to comply with
          Section 422 of the Code or with Rule 16b-3 (if applicable to such option), or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

                    (b)  Reorganization, Merger and Related Transactions.
                         -----------------------------------------------
          All outstanding options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event, whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events:

                      (i) the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of shares purchased pursuant to such offer;

                     (ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange
               Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all stockholders of the Company would be entitled in the election of the Board of Directors were an election held on such date;

                    (iii) the date, during any period of two (2) consecutive years, when individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period; and

                     (iv) the date of approval by the stockholders of the Company of an agreement (a "reorganization agreement") providing for:

                         (A) The merger of consolidation of the Company with another corporation (x) where the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such stockholders to 80% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors, or (y) where the members of the Board of Directors of the Company, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation, or

                         (B)  The sale or other disposition of all or
                    substantially all the assets of the Company.

                    (c)  Board Authority to Make Adjustments.  Any
                         -----------------------------------
          adjustments under this Section 15 will be made by the Board or the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

          16.  MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.
               ---------------------------------------------------

                    (a)  General.  In the event of any sale, merger,
                         -------
          transfer or acquisition of the Company or substantially all of the assets of the Company in which the Company is not the surviving corporation, and provided that after the Company shall have requested the acquiring or succeeding corporation (or an affiliate thereof), that equivalent options shall be substituted and such successor corporation shall have refused or failed to assume all options outstanding under the Plan or issue substantially equivalent options, then any or all outstanding options under the Plan shall accelerate and become exercisable in full immediately prior to such event. The Board or Committee will notify holders of options under the Plan that any such options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the options will terminate upon expiration of such notice.

                    (b)  Substitute Options.  The Company may grant options
                         ------------------
          under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

          17.  NO SPECIAL EMPLOYMENT RIGHTS.
               ----------------------------

                    Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

          18.  OTHER EMPLOYEE BENEFITS.
               -----------------------

                    Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

          19.  AMENDMENT OF THE PLAN.
               ---------------------

                    (a) The Board may at any time, and from time to time, modify or amend the Plan in any respect, provided, however, that
                                                   --------  -------
          if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

                    (b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board or the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify
          (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
          Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

          20.  WITHHOLDING.
               -----------

                    (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

                    (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two (2) years from the date the option was granted or within one (1) year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

                    (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b)(ii) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

          21.  CANCELLATION AND NEW GRANT OF OPTIONS, ETC..
               -------------------------------------------

                    The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options, or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

          22.  EFFECTIVE DATE AND DURATION OF THE PLAN.
               ---------------------------------------

                    (a)  Effective Date.  The Plan shall become effective
                         --------------
          when adopted by the Board, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors and amendments requiring stockholder approval (as provided in Section 19) shall become effective when adopted by the Board, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                    (b)  Termination.  The Plan shall terminate upon the
                         -----------
          earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

          23.  PROVISION FOR FOREIGN PARTICIPANTS.
               ----------------------------------

                    The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

          24.  GOVERNING LAW.
               -------------

                    The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.






               Adopted by the Board of Directors and Stockholders on August 28, 1995.

          PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           PARAMOUNT FINANCIAL CORPORATION

               The undersigned hereby appoints Glenn Nortman and Jeffrey Nortman as proxies, with power to act without the other and with power of substitution and re-substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Paramount Financial Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held June 4, 1997 or any adjournment thereof.



        (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)




          -------------------------------------------------------------
                                 FOLD AND DETACH HERE

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS   Please mark  [X]
      1, 2 AND 3.                                          your votes
                                                           as indicated
                                                           in this
                                                           example


      Item 1-ELECTION OF DIRECTORS        Nominees:  Glenn Nortman, Jeffrey
                                                     Nortman, Paul Vecker

      FOR all nominees      WITHHOLD      WITHHELD FOR: (Write that nominee's
      listed to the        AUTHORITY                    name in the space
      right (except as   to vote for all                provided below).
      marked to the      nominees listed
      contrary)           to the right
                                          -----------------------------------
        [ ]                   [ ]


      Item 2-APPROVAL OF AN AMENDMENT     Item 3-RATIFICATION OF INDEPENDENT
             1995 STOCK OPTION PLAN              AUDITORS

        FOR    AGAINST    ABSTAIN               FOR    AGAINST    ABSTAIN

        [ ]      [ ]        [ ]                 [ ]      [ ]        [ ]




      SIGNATURE                   SIGNATURE                   DATE
               ------------------           -----------------     ---------
      NOTE: PLEASE SIGN AS NAME APPEARS HEREON.  JOINT OWNERS SHOULD EACH
            SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINIDTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
      ---------------------------------------------------------------------
                           FOLD AND DETACH HERE